                                                                    Exhibit 24.1



                               FORD MOTOR COMPANY



                        CERTIFICATE OF THE SECRETARY AND
                          AN ASSISTANT GENERAL COUNSEL



         The undersigned, J. M. Rintamaki, Secretary and an Assistant General Counsel of Ford Motor Company, a Delaware corporation (the "Company"), DOES HEREBY CERTIFY THAT the resolutions attached as Exhibit A hereto are true and correct copies of resolutions excerpted from the minutes of proceedings of the Board of Directors of the Company; such resolutions were duly adopted by the Board of Directors of the Company at a meeting held on September 14, 1995; and such resolutions are in full force and effect on the date hereof.



         WITNESS my hand and the seal of the Company this 2nd day of October, 1995.





                                                       /s/ J. M. Rintamaki
                                                       -----------------------
                                                       J. M. Rintamaki
                                                       Secretary and an
                                                       Assistant General Counsel

                                                                       EXHIBIT A



                               FORD MOTOR COMPANY



                                  Resolutions




         WHEREAS, it is desirable for the Company (i) to form a Delaware Business Trust that will offer to exchange (the "Offer") Trust Originated Preferred Securities (the "Preferred Securities") for the Depositary Shares (the "Depositary Shares") representing the Company's Series B Cumulative Preferred Stock (the "Series B Preferred") and (ii) to issue its Junior Subordinated Debentures, Series A (the "Junior Subordinated Debentures") to the trust in return for common shares of the trust and the Depositary Shares exchanged in the Offer;



         NOW, THEREFORE BE IT:



The Preferred Stock Exchange



         RESOLVED, That the Chairman of the Board of Directors, President and Chief Executive Officer; the Group Vice President and Chief Financial Officer; the Vice President - Finance and the Treasurer, and each of them, be and hereby are authorized in the name and on behalf of the Company to take any and all action which such persons, or any of them, may deem necessary, appropriate or desirable in order to cause the formation pursuant to the Delaware Business Trust Act of a business trust (the "Trust") of which the Company will serve as sponsor.



         RESOLVED, That the Chairman of the Board of Directors, President and Chief Executive Officer; the Vice Chairman and Chief Technical Officer; any Executive Vice President; any Group Vice President; any Vice President; the Secretary; any Assistant Secretary; the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized in the name and on behalf of the Company to file a declaration of trust establishing the Trust (the "Declaration of Trust"), file a certificate of trust with the Secretary of State of the State of Delaware and pay all filing and other fees in connection therewith.



         RESOLVED, That the Chairman of the Board of Directors, President and Chief Executive Officer; the Group Vice President and Chief Financial Officer; the Vice President - Finance and the Treasurer, and each of them, be and hereby are authorized to select those directors, officers or employees of the Company, if any, or third persons, if any, who will serve as trustees of the Trust and to select one or more banks and/or trust companies as may be required to comply with the Delaware Business Trust Act and the Trust Indenture Act of 1939, as amended, and in order to obtain an exemption from the Investment Company Act of 1940, as amended.



         RESOLVED, That the Company be and hereby is authorized to purchase the common securities of the Trust representing undivided beneficial interests in the assets of the Trust (the "Common Securities"), in such amounts as shall be required by the Declaration of Trust, the proceeds of such purchase to be used by the Trust to purchase an equal aggregate principal amount of Junior Subordinated Debentures.



         RESOLVED, That the Company, in its individual capacity, take any and all action as may be necessary, appropriate or desirable to cause the Trust to offer to exchange its Preferred Securities for up to all, or such lesser number as may be determined by the Chairman of the Board of Directors, President and Chief Executive Officer; the Group Vice President and Chief Financial Officer; the Vice President - Finance or the Treasurer, of the outstanding Depositary Shares on such terms as may be approved by the Chairman of the Board of Directors, President and Chief Executive Officer; the Group Vice President and Chief Financial Officer; the Vice President - Finance or the Treasurer.



         RESOLVED, That the Company issue, and deposit in the Trust as trust assets, Junior Subordinated Debentures in (a) an aggregate principal amount equal to the sum of (i) the aggregate stated liquidation value of the Preferred Securities issued in the Offer in exchange for Depositary Shares and (ii) the aggregate stated liquidation value of the Common Securities purchased by the Company, or (b) such other aggregate principal amount as the Chairman of the Board of Directors, President and Chief Executive Officer; the Group Vice President and Chief Financial Officer; the Vice President - Finance or the Treasurer shall determine, and, in either case, to receive as payment therefor the Depositary Shares received by the Trust pursuant to the Offer and the Common Securities.



         RESOLVED, That the Chairman of the Board of Directors, President and Chief Executive Officer; the Group Vice President and Chief Financial Officer; the Vice President - Finance or the Treasurer be and hereby are authorized to determine the interest rate, the final maturity date, the redemption date and the other terms and conditions of the Junior Subordinated Debentures.



         RESOLVED, That the Company be and hereby is authorized to enter into one or more indentures and supplements thereto, each with a bank or trust company as Trustee (the "Indentures"), providing for the issuance of the Junior Subordinated Debentures and that the Chairman of the Board of Directors, President and Chief Executive Officer; the Vice Chairman and Chief Technical Officer; any Executive Vice President; any Group Vice President; any Vice President; the Secretary; any Assistant Secretary; the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized, in the name and on behalf of the Company, (i) to select such trustee or trustees and
(ii) to execute, acknowledge and deliver the Indentures and supplements thereto, under the seal of the Company, attested by the Secretary or any Assistant Secretary, containing such terms and provisions as the officer or officers executing such Indentures or supplements thereto may deem necessary, appropriate or desirable, as conclusively evidenced by his, her or their execution thereof.



         RESOLVED, That the Chairman of the Board of Directors, President and Chief Executive Officer; the Group Vice President and Chief Financial Officer; the Vice President - Finance and the Treasurer, and each of them, be and hereby are authorized in the name and on behalf of the Company to execute, deliver and perform in the name and on behalf of the Company, a guarantee (the "Guarantee") of the payment obligations of the Trust with respect to the Preferred Securities, on such terms and conditions as such persons, or any of them, may deem necessary, appropriate or desirable, as conclusively evidenced by his, her or their execution thereof.



         RESOLVED, That the Company be and hereby is authorized to register with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act"), the Junior Subordinated Debentures, the Preferred Securities, the Common Securities and the Guarantee.



         RESOLVED, That the preparation by the Company of one or more Registration Statements on Form S-4, or such other form as may be appropriate, covering the Junior Subordinated Debentures, the Preferred Securities, the Common Securities and the Guarantee, including prospectuses, exhibits and other documents, to be filed with the Securities and Exchange Commission (the "Commission") for the purpose of registering the Junior Subordinated Debentures, the Preferred Securities, the Common Securities and the Guarantee, be and it hereby is in all respects approved; that the directors and appropriate officers of the Company, and each of them, be and hereby are authorized to sign and execute in their own behalf, or in the name and on behalf of the Company, or both, as the case may be, any such Registration Statement, with such changes, if any, therein, including amendments to the prospectus and the addition or amendment of exhibits and other documents relating thereto or required by law or regulation in connection therewith, all in such form as such directors and officers may deem necessary, appropriate or desirable, as conclusively evidenced by their execution thereof, and that the appropriate officers of the Company, and each of them, be and hereby are authorized to cause any such Registration Statement, so executed, to be filed with the Commission; and, prior to the effective date of any such Registration Statement and if the Vice President - General Counsel or the Secretary deems it advisable, the appropriate officers of the Company are directed to use their best efforts to furnish each director and each officer signing such Registration Statement with a copy of such Registration Statement, and if, prior to the effective date of any such Registration Statement, material changes therein or material additions thereto are proposed to be made, other than changes and additions of a type authorized under these resolutions to be approved by the Chairman of the Board of Directors, President and Chief Executive Officer; the Group Vice President and Chief Financial Officer; the Vice President - Finance or the Treasurer, and if the Vice President - General Counsel or the Secretary deems it advisable, the appropriate officers of the Company are directed to use their best efforts to furnish each director, and each officer signing any such Registration Statement, with a copy of such Registration Statement and each amendment thereto as filed with the Commission, or a description of such changes or additions, or a combination thereof, in as complete and final form as practicable and in sufficient time to permit each director and each such officer so desiring to object to any part of any such Registration Statement before it becomes effective.

         RESOLVED, That the directors and appropriate officers of the Company, and each of them, be and hereby are authorized to sign and execute in their own behalf, or in the name and on behalf of the Company, or both, as the case may be, any and all amendments (including post-effective amendments) to any Registration Statement, including amendments to the prospectus and the addition or amendment of exhibits and other documents relating thereto or required by law or regulation in connection therewith, all in such form, with such changes, if any, therein, as such directors and officers may deem necessary, appropriate or desirable, as conclusively evidenced by their execution thereof, and that the appropriate officers of the Company, and each of them, be and hereby are authorized to cause such amendment or amendments, so executed, to be filed with the Commission; and if, prior to the effective date of each such post-effective amendment, material changes or material additions are proposed to be made in or to any such Registration Statement or any amendment thereto in the form in which it most recently became effective, other than changes and additions of a type authorized under these resolutions to be approved by officers of the Company, and if the Vice President - General Counsel or the Secretary deems it advisable, the appropriate officers of the Company are directed to use their best efforts to furnish each director, and each officer signing such post-effective amendment, with a copy of such post-effective amendment or a description of all material changes or additions therein, or a combination thereof, in as complete and final form as practicable and in sufficient time to permit each director and each such officer so desiring to object to any part of such post-effective amendment before it becomes effective.



         RESOLVED, That each director and officer who may be required to sign and execute any such Registration Statement or any amendment thereto or document in connection therewith (whether on behalf of the Company, or as an officer or director of the Company, or otherwise), be and hereby is authorized to execute a power of attorney appointing J. M. Devine, D. N. McCammon, M. S. Macdonald, J. W. Martin, Jr., J. M. Rintamaki, L. J. Ghilardi, P. J. Sherry, Jr., and N. A. Patino, and each of them, severally, his or her true and lawful attorney or attorneys to sign in his or her name, place and stead in any such capacity any such Registration Statement and any and all amendments (including post-effective amendments) thereto and documents in connection therewith, and to file the same with the Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to do and perform, in the name and on behalf of each of said officers and directors who shall have executed such a power of attorney, every act whatsoever which such attorneys, or any of them, may deem necessary, appropriate or desirable to be done in connection therewith as fully and to all intents and purposes as such officers or directors might or could do in person.



         RESOLVED, That the Chairman of the Board of Directors, President and Chief Executive Officer; the Vice Chairman and Chief Technical Officer; any Executive Vice President; any Group Vice President; any Vice President; the Secretary; any Assistant Secretary; the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized in the name and on behalf of the Company to take any and all action which such persons, or any of them, may deem necessary, appropriate or desirable in order to obtain a permit, register or qualify the Junior Subordinated Debentures, the Preferred Securities, the Common Securities and the Guarantee for issuance and/or sale or to request an exemption from registration of the Junior Subordinated Debentures, the Preferred Securities, the Common Securities and the Guarantee or to register or obtain a license for the Company as a dealer or broker under the securities laws of such of the states of the United States of America as such persons, or any of them, may deem necessary, appropriate or desirable, and in connection with such registrations, permits, licenses, qualifications and exemptions to execute, acknowledge, verify, deliver, file and publish all such applications, reports, resolutions, irrevocable consents to service of process, powers of attorney and other papers and instruments as may be required under such laws, and to take any and all further action which such persons, or any of them, may deem necessary, appropriate or desirable in order to maintain such registrations in effect for as long as such persons, or any of them, may deem to be in the best interests of the Company.


         RESOLVED, That the Chairman of the Board of Directors, President and Chief Executive Officer; the Vice Chairman and Chief Technical Officer; any Executive Vice President; any Group Vice President; any Vice President; the Secretary; any Assistant Secretary; the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized to designate any licensed California broker-dealer as the Company's attorney-in-fact for the purpose of executing and filing one or more applications and amendments thereto on behalf of the Company, under applicable provisions of the California Corporate Securities Law of 1968, for the registration or qualification of part or all of the Junior Subordinated Debentures, the Preferred Securities, the Common Securities and the Guarantee (whether or not subordinated) for offering and sale in the State of California.


         RESOLVED, That any and all haec verba resolutions which may be required by the Blue Sky or securities laws of any state in which the Company intends to offer Junior Subordinated Debentures, the Preferred Securities, the Common Securities and the Guarantee be, and hereby are, adopted; that the appropriate officers of the Company be, and hereby are, authorized to certify that such resolutions were duly adopted at this meeting; and that the Secretary of the Company shall cause a copy of each resolution so certified to be attached to the minutes of this meeting.


         RESOLVED, That the directors and appropriate officers of the Company, and each of them, be and hereby are authorized to prepare or cause to be prepared, to execute, in the name and on behalf of the Company, and to file with the Commission an Issuer Tender Offer Statement on Schedule 13e-4 and any other tender offer statement required to be filed by the Company with the Commission, including, if necessary, Schedule 14D-1, in connection with the Offer, and to make any other filings that they, or any of them, may deem necessary, appropriate or desirable to comply with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the rules and regulations of the Commission promulgated thereunder.

         RESOLVED, That the appropriate officers of the Company, and each of them, be and hereby are authorized on behalf of the Company to take such action as such officers, or any of them, may deem necessary, appropriate or desirable to make application for the listing on the New York Stock Exchange, Inc. or any other Stock Exchange of the Preferred Securities and that the Chairman of the Board of Directors, President and Chief Executive Officer; the Vice Chairman and Chief Technical Officer; any Executive Vice President; any Group Vice President; any Vice President; the Secretary; any Assistant Secretary; the Treasurer and any Assistant Treasurer, and each of them, be and hereby are designated a representative of the Company to appear before the Corporate Services Division or other appropriate body of any such Exchange and take all such other steps as such persons, or any of them, may deem necessary, appropriate or desirable to effect such listing.



         RESOLVED, That the Chairman of the Board of Directors, President and Chief Executive Officer; the Vice Chairman and Chief Technical Officer; any Executive Vice President; any Group Vice President; any Vice President; the Secretary; any Assistant Secretary; the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized to execute and file with the Commission and the New York Stock Exchange, Inc., or any other Stock Exchange, in the name and on behalf of the Company, one or more Registration Statements, on Form 8-A or such other form as may be appropriate, including any and all exhibits and other documents relating thereto, for the registration under the Exchange Act of the Guarantee and to enable the Trust to register the Preferred Securities, and any and all amendments to such Registration Statements, in such forms as the person or persons executing the same may deem necessary, appropriate or desirable, as conclusively evidenced by his, her or their execution thereof.



         RESOLVED, That, in connection with each application of the Company to the New York Stock Exchange, Inc., or any other stock exchange, for the listing on such exchange of the Preferred Securities, the Company enter into an agreement providing for the indemnification by the Company of the New York Stock Exchange, Inc., or any other stock exchange, its governors, officers, employees and its subsidiary companies and innocent purchasers for value of the Preferred Securities or any one or more of them, as the case may be, from and against losses, liabilities, claims, damages or accidents in connection with the use of facsimile signatures on the Securities; and that the Chairman of the Board of Directors, President and Chief Executive Officer; the Vice Chairman and Chief Technical Officer; any Executive Vice President; any Group Vice President; any Vice President; the Secretary; any Assistant Secretary; the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized in the name and on behalf of the Company and under its corporate seal to execute and deliver to the New York Stock Exchange, Inc., or any other stock exchange, the aforesaid indemnification agreement in such form as the person or persons executing the same may deem necessary, appropriate or desirable, as conclusively evidenced by his, her or their execution thereof.



         RESOLVED, That in connection with the Offer, the Chairman of the Board of Directors, President and Chief Executive Officer; the Vice Chairman and Chief

Technical Officer; any Executive Vice President; any Group Vice President; any Vice President; the Secretary; any Assistant Secretary; the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized in the name and on behalf of the Company to execute and deliver (i) a dealer manager agreement among the Company, Merrill Lynch & Co., and/or such other dealer managers as any such officer shall determine is necessary, appropriate or desirable, and (ii) such other documents as may be necessary, appropriate or desirable in connection with the dealer manager agreement and the Offer, each in such form and having such terms and conditions as the person or persons executing the same may deem necessary, appropriate or desirable, as conclusively evidenced by his, her or their execution thereof.



         RESOLVED, That in connection with the Offer, the Chairman of the Board of Directors, President and Chief Executive Officer; the Vice Chairman and Chief Technical Officer; any Executive Vice President; any Group Vice President; any Vice President; the Secretary; any Assistant Secretary; the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized in the name and on behalf of the Company, to select (i) an exchange agent and (ii) an information agent, and, in each case, in the name and on behalf of the Company, to enter into such agreement or agreements, and to execute and deliver such other documents on behalf of the Company, as the person or persons executing the same may deem necessary, appropriate or desirable, as conclusively evidenced by his, her or their execution thereof.



         RESOLVED, that the Chairman of the Board of Directors, President and Chief Executive Officer; the Vice Chairman and Chief Technical Officer; any Executive Vice President; any Group Vice President; any Vice President; the Secretary; any Assistant Secretary; the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized, in the name and on behalf of the Company to take all such other action and to execute and deliver all such certificate, instruments and other documents as he, she or they (or his, her or their designee) may consider necessary or appropriate in order to enable the Trust to carry out the intent and purposes of the foregoing resolutions and the transactions contemplated thereby (hereby ratifying and confirming any and all actions taken heretofore or hereafter to accomplish such purposes, all or singular).




Actions by the Company as Sponsor of the Trust



         RESOLVED, That the Company, in its capacity as sponsor of the Trust, take any and all action deemed necessary, appropriate or desirable to cause the Trust to issue the Preferred Securities, representing undivided beneficial interests in the assets of the Trust, with an aggregate liquidation amount not to exceed $1.14 billion in connection with the Offer.



         RESOLVED, That the Chairman of the Board of Directors, President and Chief Executive Officer; the Group Vice President and Chief Financial Officer; the Vice President - Finance; and the Treasurer and each of them, be and hereby are authorized, acting for the Company in its capacity as sponsor of the Trust, to determine the distribution rate on the Preferred Securities and the Common Securities and the aggregate liquidation amount of the Preferred Securities and Common Securities.



         RESOLVED, That the Preferred Securities and the Common Securities shall have such other terms as the Chairman of the Board of Directors, President and Chief Executive Officer; the Group Vice President and Chief Financial Officer; the Vice President - Finance or the Treasurer, acting for the Company in its capacity as sponsor of the Trust, may approve, such approval to be conclusively evidenced by the execution thereof.



         RESOLVED, That the Company, in its capacity as sponsor of the Trust, take any and all action as may be necessary or advisable to cause the Trust to offer to exchange its Preferred Securities for up to all, or such lesser number as may be determined by the Chairman of the Board of Directors, President and Chief Executive Officer; the Group Vice President and Chief Financial Officer; the Vice President - Finance or the Treasurer, and each of them, of the outstanding Depositary Shares, on such terms and conditions as such persons, or any of them, may deem necessary, appropriate or desirable.



         RESOLVED, That the Company in its capacity as sponsor of the Trust is hereby authorized to file in the name and on behalf of the Trust the Registration Statement with the Commission and that the Chairman of the Board of Directors, President and Chief Executive Officer; the Vice Chairman and Chief Technical Officer; any Executive Vice President; any Group Vice President; any Vice President; the Secretary; any Assistant Secretary; the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized, in the name and on behalf of the Company, as sponsor of the Trust, to execute (personally or by attorney-in-fact) on behalf of the Trust, the Registration Statement, and any amendments thereto, registering the Preferred Securities and Common Securities, which Registration Statement is hereby in all respects approved with such changes therein as the officer or officers executing the same shall approve (such approval to be conclusively evidenced by such execution), and such amendments and supplements (including post-effective amendments) as the officer or officers executing the same shall deem appropriate or desirable, the same to be filed with the Commission pursuant to the Securities Act and the rules and regulations of the Commission thereunder.



         RESOLVED, That J. M. Rintamaki be, and hereby is, designated as the agent for service for the Trust in all matters relating to the Registration Statement and any and all amendments (including, without limitation, post-effective amendments) and supplements thereto, with all the powers incident to such appointment.



         RESOLVED, That the appropriate officers of the Company, in its capacity as sponsor of the Trust, and each of them, be and hereby are authorized and directed to take any and all action which such officer may deem necessary or advisable to enable the Trust to have the Preferred Securities listed on the New York Stock Exchange, Inc., or any other exchange.


         RESOLVED, That the Chairman of the Board of Directors, President and Chief Executive Officer; the Vice Chairman and Chief Technical Officer; any Executive Vice President; any Group Vice President; any Vice President; the Secretary; any Assistant Secretary; the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized and directed to execute in the name and on behalf of the Company, in its capacity as sponsor of the Trust, on behalf of the Trust, under its corporate seal or otherwise, and to file and deliver, all such applications, statements, certificates, agreements and other instruments as shall be necessary to accomplish such listing and that each of them (or such other person as such officer may designate in writing) be and hereby are authorized to appear on behalf of the Company and the Trust before any committee or board of the New York Stock Exchange, Inc., or other exchange and to execute and deliver any and all papers and agreements and to do any and all things that may be necessary or advisable to affect such listing.


         RESOLVED, That the Chairman of the Board of Directors, President and Chief Executive Officer; the Vice Chairman and Chief Technical Officer; any Executive Vice President; any Group Vice President; any Vice President; the Secretary; any Assistant Secretary; the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized, in the name and on behalf of the Company, in its capacity as sponsor of the Trust, on behalf of the Trust, to prepare, execute (personally or by attorney-in-fact) and file such registration statements or amendments thereto on behalf of the Trust which, in their judgment, shall be necessary, appropriate or desirable to register the Guarantee and to enable the Trust to register the Preferred Securities under the Exchange Act.



         RESOLVED, That it is desirable and in the best interest of the Trust that the Offer, the Junior Subordinated Debentures, the Preferred Securities, the Common Securities and the Guarantee be qualified or registered in the various states; that the Chairman of the Board of Directors, President and Chief Executive Officer; the Vice Chairman and Chief Technical Officer; any Executive Vice President; any Group Vice President; any Vice President; the Secretary; any Assistant Secretary; the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized to determine on behalf of the Trust the states in which appropriate action shall be taken to qualify or register the securities to be issued in the Offer; that said officers are hereby authorized to perform in the name and on behalf of the Company, in its capacity as sponsor of the Trust on behalf of the Trust, any and all such acts as they may deem necessary, appropriate or desirable in order to comply with the applicable laws of any such states, and in connection therewith to execute, in the name and on behalf of the Company, in its capacity as sponsor of the Trust, on behalf of the Trust, and file all requisite papers and documents, including but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; and the execution by such officers of any such paper or document or the doing by them of any act in connection with the foregoing matters shall conclusively establish their authority therefor from the Company and the Trust and the approval and ratification by the Company, in its individual capacity and in its capacity as sponsor of the Trust, on behalf of the Trust, of the papers and documents so executed and the action so taken.



         RESOLVED, that the appropriate officers of the Company, and each of them, be and hereby are authorized and directed, to prepare or cause to be prepared, to execute, in the name and on behalf of the Company, in its capacity as sponsor of the Trust, on behalf of the Trust, and to file with the Commission an Issuer Tender Offer Statement on Schedule 13e-4 and any other tender offer statement required to be filed by the Trust with the Commission (including, if necessary, Schedule 14D-1) in connection with the Offer and to take any other actions and to make any other filings that may be necessary or advisable to comply with rules and regulation of the Commission under the Exchange Act applicable to the Offer.



         RESOLVED, that in connection with the Offer, the Chairman of the Board of Directors, President and Chief Executive Officer; the Vice Chairman and Chief Technical Officer; any Executive Vice President; any Group Vice President; any Vice President; the Secretary; any Assistant Secretary; the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized in the name and on behalf of the Company, in its capacity as sponsor of the Trust, on behalf of the Trust, to execute and deliver (i) a dealer manager agreement among the Company, the Trust and Merrill Lynch & Co., and/or such other dealer managers as any such officer shall determine is necessary, appropriate or desirable, relating to the Offer and (ii) such other documents as may be necessary or advisable in connection with the dealer manager agreement and the Offer, each in such form and having such terms and conditions as the person or persons executing the same may deem necessary, appropriate or desirable, as conclusively evidenced by his, her or their execution thereof.



         RESOLVED, that in connection with the Offer, the Chairman of the Board of Directors, President and Chief Executive Officer; the Vice Chairman and Chief Technical Officer; any Executive Vice President; any Group Vice President; any Vice President; the Secretary; any Assistant Secretary; the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized, in the name and on behalf of the Trust, to select (i) an exchange agent and (ii) an information agent with respect to the Offer, and in each case, in the name and on behalf of the Company, in its capacity as sponsor of the Trust, on behalf of the Trust, to enter into such agreement or agreements with such parties as the officer executing the same shall deem necessary or appropriate and to execute and deliver such other documents as the person or persons executing the same may deem necessary, appropriate or desirable, as conclusively evidenced by his, her or their execution thereof.



         RESOLVED, that the Chairman of the Board of Directors, President and Chief Executive Officer; the Vice Chairman and Chief Technical Officer; any Executive Vice President; any Group Vice President; any Vice President; the Secretary; any Assistant Secretary; the Treasurer and any Assistant Treasurer, and each of them, be and hereby are, in the name and on behalf of the Trust, to cause the Trust to take all actions they deem necessary and advisable in furtherance of the foregoing resolutions.



         RESOLVED, that the Chairman of the Board of Directors, President and Chief Executive Officer; the Vice Chairman and Chief Technical Officer; any Executive Vice President; any Group Vice President; any Vice President; the Secretary; any Assistant Secretary; the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized, in the name and on behalf of the Trust to take all such other action and to execute and deliver all such certificates, instruments and other documents as he, she or they (or his, her or their designee) may consider necessary or appropriate in order to enable the Trust to carry out the intent and purposes of the foregoing resolutions and the transactions contemplated thereby (hereby ratifying and confirming any and all actions taken heretofore or hereafter to accomplish such purposes, all or singular).

          POWER OF ATTORNEY WITH RESPECT TO REGISTRATION STATEMENTS
              COVERING JUNIOR SUBORDINATED DEBENTURES, PREFERRED
                 SECURITIES, COMMON SECURITIES AND GUARANTEES


        Each of the undersigned, a director or officer of FORD MOTOR COMPANY (the "Company"), appoints each of J. M. Devine, D. N. McCammon, M. S. Macdonald, J. W. Martin, Jr., J. M. Rintamaki, L. J. Ghilardi, P. J. Sherry, Jr. and N. A. Patino, his or her true and lawful attorney and agent to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with a Registration Statement or Registration Statements and any and all amendments thereto relating to the issuance and/or sale of the above-captioned Junior Subordinated Debentures, Preferred Securities, Common Securities and Guarantees, as authorized at a meeting of the Board of Directors of the Company held on September 14, 1995, including but not limited to, power and authority to sign his or her name (whether on behalf of the Company, or otherwise) to such Registration Statement or Registration Statements and any amendments thereto (including post-effective amendments), or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file them with the Commission. Each of the undersigned ratifies and confirms all that any of the attorneys and agents shall do or cause to be done by virtue hereof. Any one of the attorneys and agents shall have, and may exercise, all the powers conferred by this instrument.

        Each of the undersigned has signed his or her name as of the 14th day of September, 1995.


/s/ Alex Trotman                                /s/ Colby H. Chandler
-------------------------                       ---------------------------
   (Alex Trotman)                                  (Colby H. Chandler)

/s/ Michael D. Dingman                          /s/ Edsel B. Ford II
-------------------------                       ---------------------------
   (Michael D. Dingman)                            (Edsel B. Ford II)

/s/ William Clay Ford                           /s/ William Clay Ford, Jr.
-------------------------                       ---------------------------
   (William Clay Ford)                             (William Clay Ford, Jr.)

                                                /s/ Irvine O. Hockaday, Jr.
-------------------------                       ---------------------------
  (Roberto C. Goizueta)                            (Irvine O. Hockaday, Jr.)

  /s/ Marie-Josee Kravis                 /s/ Drew Lewis
-------------------------------         --------------------------
     (Marie-Josee Kravis)                   (Drew Lewis)

  /s/ Ellen R. Marram                    /s/ Kenneth H. Olsen
-------------------------------         --------------------------
     (Ellen R. Marram)                      (Kenneth H. Olsen)

  /s/ Carl E. Reichardt                  /s/ Louis R. Ross
-------------------------------         --------------------------
     (Carl E. Reichardt)                    (Louis R. Ross)

  /s/ Clifton R. Wharton, Jr.            /s/ John M. Devine
-------------------------------         --------------------------
     (Clifton R. Wharton, Jr.)              (John M. Devine)

  /s/ Murray L. Reichenstein
-------------------------------
     (Murray L. Reichenstein)

          POWER OF ATTORNEY WITH RESPECT TO REGISTRATION STATEMENTS
              COVERING JUNIOR SUBORDINATED DEBENTURES, PREFERRED
                 SECURITIES, COMMON SECURITIES AND GUARANTEES



        The undersigned, the Director, Accounting and the principal accounting officer of FORD MOTOR COMPANY (the "Company"), appoints each of J. M. Devine,
D. N. McCammon, M. S. Macdonald, J.W. Martin, Jr., J.M. Rintamaki, L. J. Ghilardi, P. J. Sherry, Jr. and N. A. Patino, his true and lawful attorney and agent to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with a Registration Statement or Registration Statements and any and all amendments thereto relating to the issuance and/or sale of the above-captioned Junior Subordinated Debentures, Preferred Securities, Common Securities and Guarantees, as authorized at a meeting of the Board of Directors of the Company held on September 14, 1995, including but not limited to, power and authority to sign his name (whether on behalf of the Company, or otherwise) to such Registration Statement or Registration Statements and any amendments thereto (including post-effective amendments), or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file them with the Commission. The undersigned ratifies and confirms all that any of the attorneys and agents shall do or cause to be done by virtue hereof. Any one of the attorneys and agents shall have, and may exercise, all the powers conferred by this instrument.

        The undersigned has signed his name as of the 19th day of September, 1995.



                                    /s/ Daniel R. Coulson
                                    ---------------------
                                    Daniel R. Coulson